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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2005

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.
1-5324	NORTHEAST UTILITIES (a Massachusetts voluntary association) One Federal Street, Building 111-4 Springfield, Massachusetts 01105 Telephone: (413) 785-5871	04-2147929
0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (860) 665-5000	06-0303850
1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (a New Hampshire corporation) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 Telephone: (603) 669-4000	02-0181050
0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY (a Massachusetts corporation) One Federal Street, Building 111-4 Springfield, Massachusetts 01105 Telephone: (413) 785-5871	04-1961130

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01—Other Events.

        Attached is a preliminary Prospectus Supplement dated November 29, 2005 to Northeast Utilities' Prospectus dated November 3, 2005, relating to the proposed sale of 16,500,000 of Northeast Utilities' Common Shares, $5.00 par value.

        Also attached is the consent of Day, Berry & Howard LLP to the reference to its name under "Legal Opinions" in the Prospectus Supplement.

Section 9—Financial Statements and Exhibits

Item 9.01—Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
Exhibit 5.1	Consent of Day, Berry & Howard LLP.
Exhibit 99.1	Preliminary Prospectus Supplement dated November 29, 2005

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalves by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)
By:	/s/ GREGORY B. BUTLER Name: Gregory B. Butler Title: Senior Vice President, Secretary and General Counsel

Date: November 29, 2005

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  Item 8.01—Other Events.
  Item 9.01—Financial Statements and Exhibits.
SIGNATURE